SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING MUNICIPAL FIXED INCOME FUNDS

Effective immediately, the Class-Level Administrator Fees table located in the section entitled, “Manager and Class-Level Administrator” is amended with the following:

CLASS-LEVEL ADMINISTRATOR FEE
SHARE CLASS	% OF TOTAL NET ASSETS
Class A	0.14%
Class C	0.14%
Class A2	0.14%

In the section entitled “Manager and Other Service Providers - Portfolio Managers”, the Portfolio Manager Fund Holdings table is amended to include the following:

Portfolio Manager Fund Holdings
Portfolio Manager	Fund	Dollar Range of Holdings in Fund
Nicholos Venditti, CFA

High Yield Municipal Bond Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
Pennsylvania Tax-Free Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

$0 $0 $0[1] $50,001 - $100,000 $0[1] $10,001 - $50,000 $500,001 - $1,000,000 $100,001 - $500,000 $0[1]
1.	Nicholos Venditti, CFA became a portfolio manager of the Fund on April 27, 2026. The information presented in this table is as of June 30, 2025, at which time Nicholos Venditti, CFA was not a portfolio manager of the Fund.

July 1, 2026